*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

Exhibit 10.3

AMENDMENT TO THE MINIMUM PREMIUM ADMINISTRATIVE SERVICES AGREEMENT,
AS AMENDED EFFECTIVE JANUARY 1, 2015,
BY AND BETWEEN
INSPERITY HOLDINGS, INC. (fka ADMINISTAFF OF TEXAS, INC.),
AND
UNITED HEALTHCARE INSURANCE COMPANY

THIS AMENDMENT TO THE MINIMUM PREMIUM ADMINISTRATIVE SERVICES AGREEMENT, as amended effective January 1, 2015, (the “Administrative Services Agreement”) is entered into as of January 1, 2016, by and between Insperity Holdings, Inc., of Texas, Inc. (the “Employer”), a Texas corporation, and United Healthcare Insurance Company (the “Company”), a Connecticut corporation (this “Amendment”).
RECITALS
WHEREAS, on or about June 25, 2002, the Employer and the Company executed the Minimum Premium Administrative Services Agreement effective January 1, 2002 (“Original Agreement”); and
WHEREAS, effective January 1, 2005, the Employer and the company executed the Administrative Services Agreement to amend and restate the Original Agreement: and
WHEREAS, effective January 1, 2008, January 1, 2011, January 1, 2013, and January 1, 2015, the Employer and the Company amended the Administrative Services Agreement; and
WHEREAS, the Employer and the Company now wish to further amend the Administrative Services Agreement pursuant to the terms of this Amendment effective January 1, 2016, unless otherwise stated herein.
NOW, THEREFORE, in consideration of the following mutual covenants and promises, the parties agree as follows:
ARTICLE I
ALTERNATE VENDORS
Section 1.1: Exhibit F of the Administrative Services Agreement is hereby amended and is restated in its entirety to read as follows:

Exhibit F- Alternate Vendors

A.
Except as otherwise set forth in this Exhibit F, the Company shall have the right to be the exclusive provider of medical and dental coverage for Employees; provided, however, that execution of an agreement between the Company and the Employer with respect to the Company's right to be the exclusive provider of dental coverage for Employees with respect to certain geographical coverage areas ('"Dental Agreement") shall cause this Agreement and the MP Financial Agreement (including any exhibits or appendices to either) to be modified effective as of the effective date of the Dental Agreement to delete any effect on or reference to dental benefits, coverage, policies, or exclusivity rights as to the provision of dental coverage to employees of the Employer, and shall be interpreted in a manner consistent therewith.

B.     Exceptions to the Company's Right to be Exclusive Provider

1. If there is a *** to the Company *** network in a Market, or if no group health insurance or similar product offered by the Company is Competitive in that Market, the Employer may offer, subject to this section B of this Exhibit F, the health insurance or similar products of a Competing Vendor in such market.

a. The health insurance or similar products of a Competing Vendor may not be offered to Existing Company membership until after December 31, 2019, unless there is *** or required by Federal or State law.

b.	If Employer introduces a Competing Vendor, the following provisions shall apply as long as the Company continues to write new group policies in that market:

(i.)	Employer agrees to *** unilaterally to the Competing Vendor; and

(ii.)	Existing Clients will be offered a choice at the time of the Client's contract renewal between the Company and Competing Vendor coverage options; and

(iii.)	The choice between the Company and the Competing Vendor's coverage options shall only be *** at the *** and in no event *** to the ***.

c. Only *** Competing Vendor will be introduced into a limited number of Markets, not to exceed *** Markets, through December 31, 2019. This Market limitation may be increased if both parties determine that Federal or State law requires more Competing Vendors to be offered in a Market.

d.	Company will be notified at least 90 days prior to the introduction of a Competing Vendor into a Market.

e.
In no event will a Competing Vendor be introduced in the ***, which market includes *** and *** and *** markets. These markets will remain exclusive markets to the Company. If agreed to by both parties, the exclusivity requirement will be modified if changes are mandated by Federal or State law (to the extent not previously addressed in subparagraph (a) to this Section 1).

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f.	Notwithstanding any provision of Exhibit F to the contrary, the exclusivity provisions shall not apply to any county where *** following a *** where there is no ***.

g. Notwithstanding any provision of Exhibit F to the contrary, the exclusivity provisions shall not apply to any *** business policies (*** business policies are those issued to *** with *** eligible employees).

h. Notwithstanding any provision of Exhibit F to the contrary, the exclusivity provisions shall not apply to prevent Employer from offering *** or another Competing Vendor in ***.

i.	Notwithstanding any provision of Exhibit F to the contrary, the exclusivity provisions shall not apply to prevent Employer from offering *** or another Competing Vendor in ***.

j.
Notwithstanding any provision of Exhibit F to the contrary, the exclusivity provisions shall not apply to prevent Employer from offering alternative *** coverage (but not *** coverage) through *** or *** in ***.

k.
Company will be the exclusive Vendor for *** coverage offered in the *** markets. If agreed to by both parties, the exclusivity requirement will be modified if changes are mandated by Federal or State law.

l.
Where a State or municipality requires issuance of small business policies directly to Clients and/or Employees, Employer will not be subject to this exclusivity provision for those Clients and/or Employees. This section does not prohibit a Client or Employee from selecting coverage in a Federal, State or private exchange, provided that *** the Client or Employee from selecting coverage in an exchange.

m.	Employer and Company will work together to find mutually agreeable parameters for any *** ("***") *** by Employer.

2. Removal or Addition of the Company’s HMOs and Other Products

a. If at any time the HMO Substitute offered by the Employer through the Company ceases to be Competitive, the Employer may in its sole discretion cease offering such product. In any such case, the Employer shall notify the Company of its opinion concerning the Competitive status of such product at least *** before it ceases offering the product and shall have the burden of undertaking the steps required to confirm the same in accordance with section B of this Exhibit F. If the Company's HMO Substitute becomes Competitive within *** after its receipt of the Employer's notice, the Employer may not replace it unless and until it is again not

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Competitive, in which case a new notice shall be required and a new *** corrective period will begin. Such offering is subject to the following provisions if Company continues to write new group policies in that certain Market:

(i.)	Employer agrees to *** to the Competing Vendor;

(ii.)	Existing Clients will be offered a choice at the time of the Client's contract renewal between the Company and Competing Vendor coverage options; and

(iii.)	The choice between the Company and the Competing Vendor's coverage options shall only be *** at the *** and in no event *** to the ***.

b. If, at the time the Company begins to offer an HMO Substitute which is Competitive in a certain market, the Employer is offering an HMO through a Competing Vendor consistent with the provisions of this Exhibit F in that market, the Employer shall offer each Client in such market coverage options for Employees in such market not later than the renewal date of such Client's service agreement consisting of either (i) subject to Section C of this Exhibit F, the *** and *** options or (ii) such Competing Vendor's *** and, at the Competing Vendor's ***, its ***.

3. Acquisition by Employer of another Professional Employer Organization

The Employer's use of Competing Vendors to provide coverage to New PEO Clients will not violate the provisions of section 6(b)(iv) of the Agreement or this Exhibit F if such coverage complies with the provisions of section 6(f) of the Agreement.

C.     Continuation of Company HMO in ***

The parties agree to renew existing *** (*** as ***) coverage to the end of calendar year 2019 in the *** market.

D.	Alternate Vendors

In the event of *** in the use of *** by businesses within Insperity’s target customer base, which *** Insperity’s *** to *** or ***, the parties agree to:

a.
Cooperate in good faith to ease the exclusivity provisions of the Agreement to accommodate a *** offering competitive with the marketplace, however, such easing shall be to the extent minimally necessary to achieve a competitive offering;

b.	Restrict any *** offering to *** at the ***;

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c.	Maintain the existing Agreement for the remainder of the term of the Agreement.

E.     Definitions

As used in this Exhibit F, capitalized terms shall have the meanings assigned to them in the Minimum Premium Administrative Services Agreement to which this Exhibit F is attached or, if no meaning is so assigned, the meaning set forth in this section E of Exhibit F.

a. "Competing Vendor" means a vendor of medical coverage products in a particular geographic market other than the Company.

b. "Competitive" means that either (i) the Company and the Employer agree or (ii) an independent consultant chosen by mutual agreement of the parties has determined, that such product ranks either *** or *** as compared to competing products of other vendors in the designated market. In making any determination of the rank of a product in a market, such consultant shall apply such criteria relating to *** and *** as it shall determine appropriate. All fees and expenses of any such consultant paid by the Employer.

c. "Existing Client" means a Client which is covered under a Company *** or *** as of the date such determination is made under Section B of this Exhibit F.

d. "HMO" means a product issued by a licensed "health maintenance organization" and offered as a network only or lock in product. Any references in this Exhibit F to the Company's "HMOs" shall include any HMO issued by the Company (or another member of the Company's controlled group).

c. Each of the following geographic areas are defined as a "Market" under this
Agreement:

I.    ***
II.     ***
III.        ***
IV.         ***
V.     *** (this includes membership in *** and *** metros)
VI.    *** (*** includes ***)
VII.     ***
VIII.    ***
IX.     ***
X.     ***

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XL     ***
XII.     ***
XIII.     ***
XIV.     ***
XV.     ***
XVI.     ***
XVII.     ***
XVIII.     ***
XIX.     ***
XX.     ***
XXI.     ***
XXII.        ***
XXIII.     ***
XXIV.    ***
XXV.    ***
XXVI.    ***
XXVII.    ***
XXVIII.    ***
XXIX.    ***
XXX.    ***
XXXI.    ***
XXXII.     ***
XXXIII.    ***
XXXIV.     ***
XXXV.     ***
XXXVI.     ***
XXXVII.    ***
XXXVIII. ***
XXXIX.    ***
XL.    ***
XLI.    ***
XLII    ***
XLIII.     ***
XLIV.        ***
XLV.    ***
XLVI.     ***
XLVII.    ***
XLVIII.     ***
XLIX.     ***
L.         ***
LI.     ***

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LII.    ***

f .	"PPO" means any product for network coverage that is not an HMO, the HMO Substitute or an EPO.

g.	"EPO" means a product issued by a licensed "insurance company" and offered as a network only or lock in product

h. "HMO Substitute" means the *** benefit plan (which includes both in network and out-of- network benefits) developed and offered to the Employer by the Company as a substitute for Company's HMO products in connection with Section B of this Exhibit F.

i.
''***" means that either (i) the Company and the Employer agree or (ii) an independent consultant chosen by mutual agreement of the parties has determined, that Company's network in a Market has been ***. In order to determine if there is a ***, the consultant shall apply reasonable criteria to determine that both (a) the *** imposes a *** to the Employer's ability to add new clients in the market; and (b) the addition of a new vendor *** the Employer's *** in adding new clients in the market All fees and expenses of any such consultant shall be paid by the Employer.

ARTICLE II
AGREEMENT PERIOD
Section 2.1: Section 9 of the Administrative Services Agreement, as amended, is hereby amended and is restated in its entirety to read as follows:
Section 9: Effective Date and Agreement Period
Except as otherwise specifically provided herein, the provisions of the Agreement shall be effective as of January 1, 2016 (“Effective Date”). The Agreement shall be in effect through December 31, 2019, and shall continue automatically for successive Agreement Periods of twelve (12) months each, unless it is discontinued earlier in accordance with section 11 of the Agreement.

ARTICLE III
COOPERATION

Section 2.1    Cooperation. The Parties agree to execute such further documents and to take such further actions as may be necessary to implement and carry out the terms and conditions of this Amendment.

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Section 2.2     Publicity. The parties acknowledge and agree that the terms and conditions of this Amendment and the Letter of Agreement dated August 28, 2015, including the existence thereof, are subject to the provisions of section 5(e) of the Administrative Services Agreement.

Article IV
EFFECTIVE DATE OF AMENDMENT

Section 3.1 Effective Date. This Amendment shall be effective as of January 1, 2016, unless otherwise stated herein.

[The balance of this page intentionally is left blank. The signature page follows.]

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IN WITNESS WHEREOF, the parties have caused this Amendment to the Administrative Services Agreement to be executed as of the date set forth in the preamble.

INSPERITY HOLDINGS, INC.             UNITED HEALTHCARE INSURANCE                                 COMPANY
By:     /s/ Richard G. Rawson            By:     /s/ Anthony R. Carr
Authorized Signature                    Authorized Signature

Name         Richard G. Rawson            Name     Anthony R. Carr

Title         President                Title     National Vice President, PEO

Date         June 8, 2016                Date     June 10, 2016

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